UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): December 22, 2014

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              202 Osmanthus Way, Canton, GA  30114

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 7.01

Regulation FD Disclosure

On December 22, 2014 Blue Water Global Group, Inc. (“Blue Water”) concluded a coordinated bridge financing involving three investors that netted Blue Water $167,500 in bridge financing.  Blue Water intends to use the proceeds from this financing towards the construction of its Blue Water Bar & Grill™ restaurant being developed in St. Maarten, Dutch West Indies.  Construction on this restaurant will commence as soon as practical once the government of St. Maarten concludes its ongoing review of Blue Water’s building permit application and provides Blue Water with the appropriate building permits.

The terms of this financing agreed upon with each individual investor is described in the below items.

Blue Water intends to redeem each of the following notes in full with cash prior to any of them being converted into shares of Blue Water’s common stock.

Item 1.01

Entry into a Material Definitive Agreement

Adar Bays, LLC Financing

On December 22, 2014, we entered into a Securities Purchase Agreement with Adar Bays, LLC, an accredited investor (“Adar Bays”), pursuant to which we issued Adar Bays two convertible notes.  The first note, due December 22, 2015 in the principal amount of $50,000 (“AB Note 1”), was issued in exchange for $50,000 in cash.  The second note, due December 22, 2015 in the principal amount of $50,000 (“AB Note 2” and, together with AB Note 1, the “AB Notes”), was issued in exchange for a full-recourse, collateralized promissory note from Adar Bays in the amount of $50,000 (“AB Payment Note”).  The AB Payment Note is due on August 22, 2015, unless we do not meet the current public information requirement pursuant to Rule 144, in which case both AB Note 2 and the AB Payment Note may be cancelled.  The AB Payment Note is secured by AB Note 1.

Interest on the AB Notes accrues at the rate of 8% per annum.  We are not required to make any payments on the AB Notes until maturity.  We have the right to repay the AB Notes at any time during the first six months of the notes at a rate of 125% of the unpaid principal amount during the first 90 days, 135% of the unpaid principal amount between days 91 and 150, and 145% of the unpaid principal amount between days 151 and 180.

Adar Bays may convert the outstanding principal on the AB Notes into shares of our common stock at the conversion price per share equal to 55% of the lowest daily closing bid with a 20 day look back immediately preceding and including the date of conversion.  There is no minimum conversion price.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Adar Bays is an accredited investor, Adar Bays had access to information about Blue Water and its investment, Adar Bays took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

Copies of the definitive agreements and notes relating to the Adar Bays financing transactions are filed herewith as Exhibits 4.21 through 4.23 and 10.22, and are incorporated herein by reference.  The foregoing summary descriptions of the definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

LG Capital Funding, LLC

On December 22, 2014, we entered into a Securities Purchase Agreement with LG Capital Funding, LLC, an accredited investor (“LG Capital”), pursuant to which we issued LG Capital two convertible notes.  The first note, due December 22, 2015 in the principal amount of $100,000 (“LG Note 1”), was issued in exchange for $100,000 in cash.  The second note, due December 22, 2015 in the principal amount of $100,000 (“LG Note 2” and, together with LG Note 1, the “LG Notes”), was issued in exchange for a full-recourse, collateralized promissory note from LG Capital in the amount of $100,000 (“LG Payment Note”).  The LG Payment Note is due on August 22, 2015, unless we do not meet the current public information requirement pursuant to Rule 144, in which case both LG Note 2 and the LG Payment Note may be cancelled.  The LG Payment Note is secured by LG Note 1.

Interest on the LG Notes accrues at the rate of 8% per annum.  We are not required to make any payments on the LG Notes until maturity.  We have the right to repay the LG Notes at any time during the first six months of the notes at a rate of 125% of the unpaid principal amount during the first 90 days, 135% of the unpaid principal amount between days 91 and 150, and 145% of the unpaid principal amount between days 151 and 180.

LG Capital may convert the outstanding principal on the LG Notes into shares of our common stock at the conversion price per share equal to 55% of the lowest daily closing bid with a 20 day look back immediately preceding and including the date of conversion.  There is no minimum conversion price.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, LG Capital is an accredited investor, LG Capital had access to information about Blue Water and its investment, LG Capital took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

Copies of the definitive agreements and notes relating to the LG Capital financing transactions are filed herewith as Exhibits 4.24 through 4.26 and 10.23, and are incorporated herein by reference.  The foregoing summary descriptions of the definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

Black Mountain Equities, Inc.

On December 22, 2014, in consideration of $225,000 ("Consideration"), Blue Water issued a Convertible Note ("BLE Note") in the original principal amount of $250,000 ("Original Principal Amount") to Black Mountain Equities, Inc. ("BLE").  The Original Principal Amount carries an Original Issue Discount (“OID”) of $25,000.  Blue Water received $25,000 in initial consideration from the BLE Note upon execution.

The BLE Note bears a one-time interest charge of 12% which was applied to the Original Principal Amount upon issuance of the BLE Note.  The maturity date is one year from each payment of Consideration.

At any time within 150 days immediately following the issuance of the BLE Note, Blue Water may prepay the remaining outstanding balance of the BLE Note upon providing BLE with 10 business days notice, provided that (i) Blue Water pays BLE 130% of the remaining outstanding balance of the BLE Note, (ii) such amount is paid in cash on the next day following the 10 business day notice period, and (iii) BLE may still convert the BLE Note until such prepayment amount is paid in full.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, BLE is an accredited investor, BLE had access to information about Blue Water and its investment, BLE took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

A copy of the BLE Note is filed herewith as Exhibits 4.27, and are incorporated herein by reference.  The foregoing summary description of the BLE Note is qualified in its entirety by reference to the full texts of each of this exhibit.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02

Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

4.21

Convertible Promissory Note between Blue Water Global Group, Inc. and Adar Bays, LLC dated December 22, 2014

4.22

Convertible Promissory Note between Blue Water Global Group, Inc. and Adar Bays, LLC dated December, 2014 (Back End Note)

4.23

Form of Collateralized Secured Promissory Note dated December, 2014 between Blue Water Global Group, Inc. and Adar Bays, LLC

4.24

Convertible Promissory Note between Blue Water Global Group, Inc. and LG Capital, LLC dated December 22, 2014

4.25

Convertible Promissory Note between Blue Water Global Group, Inc. and LG Capital, LLC dated December 22, 2014 (Back End Note)

4.26

Form of Collateralized Secured Promissory Note dated December 22, 2014 between Blue Water Global Group, Inc. and LG Capital, LLC

4.27

Convertible Note between Blue Water Global Group, Inc. and Black Mountain Equities, LLC dated December 22, 2014

10.22

Securities Purchase Agreement between Blue Water Global Group, Inc. and Adar Bays, LLC dated December 22, 2014

10.23

Securities Purchase Agreement between Blue Water Global Group, Inc. and LG Capital, LLC dated December 22, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: December 23, 2014

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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